As filed with the Securities and Exchange Commission on April 7, 2010

Registration No. 333-164568

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT No. 1 to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GLASSHOUSE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	7373	04-3561337
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

200 Crossing Boulevard

Framingham, Massachusetts 01702

(508) 879-5729

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Mark A. Shirman

Chairman of the Board of Directors, President and Chief Executive Officer

200 Crossing Boulevard

Framingham, Massachusetts 01702

(508) 879-5729

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Marc F. Dupré Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 850 Winter Street Waltham, Massachusetts 02451 Telephone: (781) 890-8800 Telecopy: (781) 622-1622	Keith F. Higgins Ropes & Gray LLP One International Place Boston, Massachusetts 02110 Telephone: (617) 951-7000 Telecopy: (617) 951-7050

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Larger accelerated filer ☐		Accelerated filer ☐
Non-accelerated filer ☒	(Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-164568) is to file Exhibits 3.1, 4.2, 4.3, 4.4, 4.5, 10.36, 10.43, 10.44, 10.45 and 10.46, which have not been previously filed, and to re-file the exhibits previously filed as Exhibits 10.36 and 10.37 to reflect that they have been renumbered as Exhibits 10.37 and 10.38, respectively. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The Prospectus is unchanged and has therefore been omitted.

PART II

Information Not Required in Prospectus

Item 16.	Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit Number	Description
1.1*	Form of Underwriting Agreement

3.1	Ninth Amended and Restated Certificate of Incorporation of Registrant, as amended

3.2**	Form of Tenth Amended and Restated Certificate of Incorporation, to be effective upon closing

3.3**	Amended and Restated Bylaws of the Registrant

3.4**	Amended and Restated Bylaws of the Registrant, to be effective upon closing

4.1	Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4

4.2	Form of Registrant’s Common Stock Certificate

4.3	Eighth Amended and Restated Registration Rights Agreement, dated March 6, 2008 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto

4.4	Fifth Amended and Restated Stockholders Agreement, dated March 6, 2008 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto

4.5	Omnibus Amendment, Admission, Consent and Waiver Agreement, dated November 3, 2008, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto.

5.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1‡**	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers

10.2‡**	Employment Agreement, dated March 1, 2004, by and between the Registrant and Mark Shirman

10.3‡**	Executive Retention Agreement, dated March 1, 2004, by and between the Registrant and Mark Shirman, as amended on December 22, 2008

10.4‡**	Offer Letter, dated July 9, 2004, by and between the Registrant and Ken Hale

10.5‡**	Employment Agreement, dated August 18, 2004, by and between the Registrant and Ken Hale

10.6‡**	Executive Retention Agreement, dated August 1, 2004, by and between the Registrant and Ken Hale, as amended on December 22, 2008

10.7‡**	Services Agreement, effective as of July 28, 2004, by and between the Registrant and Andrew Martin Norman

10.8‡**	Offer Letter, dated June 18, 2001, by and between the Registrant and Richard Scannell

10.9‡**	Executive Retention Agreement, dated March 1, 2004, by and between the Registrant and Richard Scannell, as amended on December 22, 2008

10.10‡**	Executive Retention Agreement, dated June 30, 2007, by and between the Registrant and Doron Rosenblum

Exhibit Number	Description

10.11†**	2001 Amended and Restated Stock Option and Grant Plan

10.12†**	2004 Series 1 Stock Plan

10.13†**	2007 Section 102 Share Option Plan

10.14†**	2010 Equity Incentive Plan (to be effective upon closing of the offering)

10.15†**	2010 Employee Stock Purchase Plan (to be effective upon closing of the offering)

10.16†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2001 Amended and Restated Stock Option Plan (Reverse Vesting)

10.17†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2001 Amended and Restated Stock Option Plan (Installment Vesting)

10.18†**	Form of 102 Option Agreement

10.19†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan

10.20†**	Forms of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan (director forms)

10.21**	Sublease, dated October 30, 2002, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.22**	Sublease Agreement Amendment, dated August 20, 2003, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)
10.23**	Second Sublease Agreement Amendment, dated April 7, 2004, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)
10.24**	Letter Agreement, dated May 31, 2005, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.25**	Third Sublease Agreement Amendment, dated April 21, 2006, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.26**	Letter Agreement, dated June 14, 2007, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.27**	Fourth Sublease Agreement Amendment, dated March 12, 2008, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.28**	Consent to Fourth Amendment to Sublease Agreement, by and among the Registrant, NMS Communications Corporation and NDNE 9/90 200 Crossing Boulevard, LLC (Framingham, MA lease)

10.29**	Loan and Security Agreement, dated June 30, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.30**	Amendment No. 1 to the Loan and Security Agreement dated December 12, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.31**	Amendment No. 2 to the Loan and Security Agreement, dated July 31, 2006, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.32**	Amendment No. 3 to the Loan and Security Agreement, dated March 20, 2007, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.33**	Amendment No. 4 to the Loan and Security Agreement, dated November 30, 2007, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.34**	Amendment No. 5 to the Loan and Security Agreement, dated May 28, 2009, by and between the Registrant and Lighthouse Capital Partners V, L.P.

Exhibit Number	Description

10.35**	Amendment No. 6 to the Loan and Security Agreement, dated May 28, 2009, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.36	Amendment No. 7 to the Loan and Security Agreement, dated March 29, 2010, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.37	First Amended and Restated Secured Promissory Note, dated June 1, 2009, by the Registrant in favor of Lighthouse Capital Partners V, L.P.

10.38	Amendment No. 1 to First Amended and Restated Secured Promissory Note, dated June 1, 2009, by the Registrant in favor of Lighthouse Capital Partners V, L.P.

10.39*	Loan and Security Agreement, dated March 29, 2010, by and between the Registrant and WF Fund III Limited Partnership (c/o/b as Wellington Financial LP and Wellington Financial Fund III).

10.40*	Term Note, dated March 29, 2010, by the Registrant in favor of WF Fund III Limited Partnership (c/o/b as Wellington Financial LP and Wellington Financial Fund III).

10.41*	Securities Purchase Agreement, dated March 6, 2008, by and between the Registrant and Dell Products L.P., as amended on November 4, 2008.

10.42*	Subordinated Convertible Promissory Note, dated March 6, 2008, by the Registrant in favor of Dell Products L.P.

10.43	Series F Preferred Stock Purchase Agreement, dated November 4, 2008, by and among the Registrant, Dell Products L.P., Cisco Systems, Inc. and Mark A. Shirman.
10.44***	Intellectual Property License Agreement, dated March 6, 2008, by and between the Registrant and Dell Marketing USA L.P.

10.45***	License and Development Agreement, dated October 17, 2008, by and between the Registrant and Cisco Systems, Inc.

10.46***	Master Relationship Agreement, dated June 23, 2008, by and between the Registrant and Dell Marketing L.P.

21.1**	List of Subsidiaries

23.1**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2**	Consent of Ernst & Young LLP, Independent Auditors

23.3**	Consent of Ernst & Young LLP, Independent Auditors

23.4**	Consent of Kost Forer Gabbay & Kasierer, Independent Auditors

23.5**	Consent of Kost Forer Gabbay & Kasierer, Independent Auditors

23.6*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)

†	Compensation arrangement.
*	To be filed by amendment.
‡	Management contract.
**	Previously filed.
***	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Framingham, Commonwealth of Massachusetts, on this 7th day of April, 2010.

GLASSHOUSE TECHNOLOGIES, INC. (Registrant)

By:	/S/ MARK A. SHIRMAN
Mark A. Shirman
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/S/ MARK A. SHIRMAN Mark A. Shirman	Chairman of the Board of Directors, President and Chief Executive Officer	April 7, 2010

/S/ KENNETH HALE Kenneth Hale	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 7, 2010

* Robert E. Davoli	Director	April 7, 2010

* Louis Volpe	Director	April 7, 2010

* Todd Gresham	Director	April 7, 2010

* Kenneth A. Minihan	Director	April 7, 2010

* Ryan Moore	Director	April 7, 2010

* Glenn Osaka	Director	April 7, 2010

* Patrick J. Scannell	Director	April 7, 2010

*By:	/S/ MARK A. SHIRMAN Mark A. Shirman	Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description
1.1*	Form of Underwriting Agreement

3.1	Ninth Amended and Restated Certificate of Incorporation of Registrant, as amended

3.2**	Form of Tenth Amended and Restated Certificate of Incorporation, to be effective upon closing

3.3**	Amended and Restated Bylaws of the Registrant

3.4**	Amended and Restated Bylaws of the Registrant, to be effective upon closing

4.1	Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4

4.2	Form of Registrant’s Common Stock Certificate

4.3	Eighth Amended and Restated Registration Rights Agreement, dated March 6, 2008 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto

4.4	Fifth Amended and Restated Stockholders Agreement, dated March 6, 2008 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto

4.5	Omnibus Amendment, Admission, Consent and Waiver Agreement, dated November 3, 2008, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto.

5.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1‡**	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers

10.2‡**	Employment Agreement, dated March 1, 2004, by and between the Registrant and Mark Shirman

10.3‡**	Executive Retention Agreement, dated March 1, 2004, by and between the Registrant and Mark Shirman, as amended on December 22, 2008

10.4‡**	Offer Letter, dated July 9, 2004, by and between the Registrant and Ken Hale

10.5‡**	Employment Agreement, dated August 18, 2004, by and between the Registrant and Ken Hale

10.6‡**	Executive Retention Agreement, dated August 1, 2004, by and between the Registrant and Ken Hale, as amended on December 22, 2008

10.7‡**	Services Agreement, dated July 1, 2004, by and between the Registrant and Andrew Martin Norman

10.8‡**	Offer Letter, dated June 18, 2001, by and between the Registrant and Richard Scannell

10.9‡**	Executive Retention Agreement, dated March 1, 2004, by and between the Registrant and Richard Scannell, as amended on December 22, 2008

10.10‡**	Executive Retention Agreement, dated June 30, 2007, by and between the Registrant and Doron Rosenblum

10.11†**	2001 Amended and Restated Stock Option and Grant Plan

10.12†**	2004 Series 1 Stock Plan

10.13†**	2007 Section 102 Share Option Plan

10.14†**	2010 Equity Incentive Plan (to be effective upon closing of the offering)

10.15†**	2010 Employee Stock Purchase Plan (to be effective upon closing of the offering)

10.16†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2001 Amended and Restated Stock Option Plan (Reverse Vesting)

Exhibit Number	Description
10.17†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2001 Amended and Restated Stock Option Plan (Installment Vesting)

10.18†**	Form of 102 Option Agreement

10.19†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan

10.20†**	Forms of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan (director forms)

10.21**	Sublease, dated October 30, 2002, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.22**	Sublease Agreement Amendment, dated August 20, 2003, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.23**	Second Sublease Agreement Amendment, dated April 7, 2004, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.24**	Letter Agreement, dated May 31, 2005, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.25**	Third Sublease Agreement Amendment, dated April 21, 2006, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.26**	Letter Agreement, dated June 14, 2007, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.27**	Fourth Sublease Agreement Amendment, dated March 12, 2008, by and between the Registrant and NMS Communications Corporation (Framingham, MA lease)

10.28**	Consent to Fourth Amendment to Sublease Agreement, by and among the Registrant, NMS Communications Corporation and NDNE 9/90 200 Crossing Boulevard, LLC (Framingham, MA lease)

10.29**	Loan and Security Agreement, dated June 30, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.30**	Amendment No. 1 to the Loan and Security Agreement dated December 12, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.31**	Amendment No. 2 to the Loan and Security Agreement, dated July 31, 2006, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.32**	Amendment No. 3 to the Loan and Security Agreement, dated March 20, 2007, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.33**	Amendment No. 4 to the Loan and Security Agreement, dated November 30, 2007, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.34**	Amendment No. 5 to the Loan and Security Agreement, dated May 28, 2009, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.35**	Amendment No. 6 to the Loan and Security Agreement, dated May 28, 2009, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.36	Amendment No. 7 to the Loan and Security Agreement, dated March 29, 2010, by and between the Registrant and Lighthouse Capital Partners V, L.P.

10.37	First Amended and Restated Secured Promissory Note, dated June 1, 2009, by the Registrant in favor of Lighthouse Capital Partners V, L.P.

10.38	Amendment No. 1 to First Amended and Restated Secured Promissory Note, dated June 1, 2009, by the Registrant in favor of Lighthouse Capital Partners V, L.P.

Exhibit Number	Description
10.39*	Loan and Security Agreement, dated March 29, 2010, by and between the Registrant and WF Fund III Limited Partnership (c/o/b as Wellington Financial LP and Wellington Financial Fund III).

10.40*	Term Note, dated March 29, 2010, by the Registrant in favor of WF Fund III Limited Partnership (c/o/b as Wellington Financial LP and Wellington Financial Fund III).

10.41*	Securities Purchase Agreement, dated March 6, 2008, by and between the Registrant and Dell Products L.P., as amended on November 4, 2008.

10.42*	Subordinated Convertible Promissory Note, dated March 6, 2008, by the Registrant in favor of Dell Products L.P.

10.43	Series F Preferred Stock Purchase Agreement, dated November 4, 2008, by and among the Registrant, Dell Products L.P., Cisco Systems, Inc. and Mark A. Shirman.

10.44***	Intellectual Property License Agreement, dated March 6, 2008, by and between the Registrant and Dell Marketing USA L.P.

10.45***	License and Development Agreement, dated October 17, 2008, by and between the Registrant and Cisco Systems, Inc.

10.46***	Master Relationship Agreement, dated June 23, 2008, by and between the Registrant and Dell Marketing L.P.

21.1**	List of Subsidiaries

23.1**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2**	Consent of Ernst & Young LLP, Independent Auditors

23.3**	Consent of Ernst & Young LLP, Independent Auditors

23.4**	Consent of Kost Forer Gabbay & Kasierer, Independent Auditors

23.5**	Consent of Kost Forer Gabbay & Kasierer, Independent Auditors

23.6*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)

†	Compensation arrangement.
*	To be filed by amendment.
‡	Management contract.
**	Previously filed.
***	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Securities and Exchange Commission.